IMPAIRMENT OF ASSETS	6 Months Ended
Jun. 30, 2022
IMPAIRMENT OF ASSETS
Impairment Of Assets

10. IMPAIRMENT OF ASSETS

The carrying amounts of the Company’s non-financial assets are reviewed for impairment each reporting period or whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds its recoverable amount. At June 30, 2022, the Company’s Vessel CGU had external indicators of impairment primarily due to a 2022 decline in comparable public company share prices which would negatively impact the implied valuation of Vessel. As such, the Company tested the Vessel CGU non-financial assets for impairment as at June 30, 2022. The Vessel CGU was acquired in November 2021 and is part of the Company’s consumer products reportable segment.

Vessel’s June 30, 2022 carrying value of $28.0 million is comprised primarily of goodwill and identified intangible assets of $28.0 million and other long-lived assets of $1.4 million. The carrying value is reduced by inseparable market participant liabilities associated with the November 2021 acquisition of Vessel which includes $1.4 million of deferred tax liability and $1.2 million of lease liability. The estimated recoverable amount of Vessel at June 30, 2022 was $11.9 million, resulting in impairment of $16.0 million as the carrying value of the CGU’s assets exceeds the recoverable amount. The impairment is recorded in goodwill impairment caption on the statement of loss and comprehensive loss.

The recoverable amount is based on fair value less costs of disposal. The fair value was determined based on guideline public companies similar to Vessel considering financial metrics such as historical revenue growth, gross margin and EBITDA profitability and with operations focused on consumer brands and similar sales channels. An enterprise value to latest twelve months revenue multiple of 1.75 was selected based on consideration of the enterprise value to latest twelve months multiples of the guideline companies. The multiple was applied to Vessel’s revenue for the twelve months ended June 30, 2022. Estimated costs of disposal of 3% were subtracted to arrive at the recoverable amount. The impairment test valuation is considered a Level 3 method within the IFRS 13 fair value hierarchy.

After the impairment, Vessel’s carrying value is equal to its recoverable amount. Any change in the significant assumptions could result in additional impairment of its goodwill and long-lived assets as at June 30, 2022. As a sensitivity assessment to the recoverable amount calculations, reducing the selected revenue multiple by 0.5 from 1.75 above down to 1.25 (approximately 29% decrease) would result in additional goodwill impairment of approximately $3.0 million.